EXHIBIT 31.2

                    CERTIFICATION PURSUANT TO RULE 13A-14(A)
                             (17 CFR 240.13A-14(A))

I,  Craig  A.  Reynolds,  Chief  Financial Officer of the Company, certify that:

     1. I have reviewed this Annual Report on Form 10-K of American Homestar Corporation;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and



Date: September 23, 2003             /s/ Craig A. Reynolds
                                     --------------------------------------
                                     Craig A. Reynolds
                                     Executive Vice-President, Chief Financial
                                     Officer and Secretary (Principal Financial
                                     and Accounting Officer)